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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): September 7, 2001



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)



New Jersey                             1-4987             21-0682685
(STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)



                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (856) 727-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

        On September 7, 2001, SL Industries, Inc. (the "Company") issued a press release announcing the sale of its SL Waber business unit. The Company sold substantially all of the operating assets of SL Waber and the stock of SL Waber's Mexican subsidiary, Waber de Mexico, for cash and future contingent payments.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

Exhibit Number     Description

      99           Press Release dated September 7, 2001.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 14th day of September, 2001.


                                    SL INDUSTRIES, INC.


                                    By: /s/ Owen Farren
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                                        Owen Farren
                                        Chairman of the Board, President
                                         and Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit Number          Description

      99                Press Release dated September 7, 2001.